UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5639

Pacholder High Yield Fund, Inc

(Exact name of registrant as specified in charter)

8044 Montgomery Road, Ste. 555, Cincinnati, OH	45236
(Address of principal executive offices)	(Zip code)

William J. Morgan

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-985-3200

Date of fiscal year end: December 31, 2003

Date of reporting period: January 1, 2003 to December 31, 2003

Item 1.	Reports to Stockholders.

PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

Fourth Quarter and Annual Overview

The Pacholder High Yield Fund, Inc. (the “Fund”) and the high yield market finished an exceptional year in 2003 on a very positive note. For the year ended December 31, 2003, the Fund returned 68.92%, the highest annual return the Fund has ever produced, and the Fund’s portfolio (gross of leverage, fees and expenses) returned 40.49%. This compares favorably to the average total return of all closed-end high yield funds of 38.20%, as reported by Thomson Financial CDA, and the 27.90% return of the CS First Boston High Yield Index, Developed Countries Only (the “Index”). 2003 was the best return year in the high yield market since 1991. The strong relative performance of the Fund’s portfolio was largely attributable to its overweighted position in lower credit quality CCC, B and distressed securities and the very strong returns of several individual securities, primarily distressed securities that the Fund purchased for total return. The Fund’s strong performance compared to the Index was considerably enhanced due to the relatively low cost of its leveraged capital structure.

For the fourth quarter, which ended December 31, 2003, the Fund posted a net total return of 11.18%, outperforming (by 300 basis points) the average total return of all closed-end high yield funds of 8.18% and the Index’s total return of 5.86%. The Fund’s portfolio (gross of leverage, fees and expenses) returned 7.58% for the quarter, which also outpaced the market. The fourth quarter was the fifth consecutive quarter of strong returns in the high yield market.

The very strong returns in the high yield market in 2003 were driven by an accelerating economic recovery, declining default rates, and rebounding equity markets. During the fourth quarter, the preliminary estimate of third quarter 2003 GDP was revised upwards a full 1% to 8.2%, the fastest pace of growth in the U.S. since 1984. The preliminary estimate of fourth quarter GDP growth was also strong at 4.0%. The high yield market has historically responded positively to strong economic growth. Strong economic growth often leads to higher interest rates, and high yield generally performs favorably in this environment compared to other fixed income alternatives due to the intermediate duration, higher coupon and the impact of credit improvement in the high yield market.

During the fourth quarter the high yield market showed very steady performance as each month during the quarter posted an above coupon return: October (+2.07%), November (+1.34%) and December (+2.34%). Similar to the third quarter of 2003, the strong recovery in CCC rated securities, followed by strong showings in the B and distressed (defaulted and CC rated securities) sectors continued to pace the high yield market, as these lower-rated securities have benefited the most from improving credit trends.

Although the high yield market and the Fund continued to be affected by above-average corporate default rates in the fourth quarter, the declining trend for defaults continues, with the trailing twelve-month default rate falling from 8.35% in December 2002 to 5.20% in December 2003. Moody’s now projects the twelve-month default rate to drop to 3.40% by December 2004. The default rate has declined sharply in large part because of the economic recovery and the dramatic improvement in the liquidity available in the capital markets, which has allowed many high yield issuers to refinance near-term maturities and significantly lower their cost of borrowing. The remarkable improvement in liquidity is evident in the bank loan market, the equity market, and the high yield market.

The pace of companies exiting bankruptcy has continued to increase, and we believe this is generally positive for the securities the Fund holds in these companies. A number of positions, including Magellan Healthcare, Tri-State Outdoor and Adelphia, that are or were involved in restructurings contributed to the Fund’s strong relative performance in the fourth quarter. We often have averaged down in positions that were forced to restructure, and this discipline paid off in 2003 with extremely strong returns in a number of restructuring companies.

The fourth quarter showed very strong and broad-based performance across industry sectors: all of the Index’s industry sectors posted positive returns. Industry sectors of the high yield market that performed relatively well during the quarter were Cable, Metals/Minerals and Utility. Sectors that provided weak relative performance included Consumer Products, Gaming/Leisure and Housing. The Fund’s portfolio is well diversified, with investments in 208 issuers in 23 different industries. The Fund’s largest industry sector concentration is in Chemicals, which accounted for 7.36% of the portfolio’s long-term market value as of December 31, 2003. Chemicals are a highly cyclical industry with enormous operating leverage that has not yet participated in the economic recovery. We expect that rising global economic growth will drive improvement in chemical companies operating results and credit characteristics.

The strong performance of the high yield market during the quarter was evident in the Index’s average price, yield, and spread over Treasuries. For the quarter, the average price of the Index rose 4.70 points from 90.00 to 94.70, its yield decreased 90 basis points from 8.62% to 7.72%, and its spread over the comparable Treasury decreased by 110 basis points, from 594 to 484.

The technical factors affecting the high yield market were positive in the fourth quarter. The fourth quarter saw steady inflows each month into high yield open-end mutual funds; in total investors put $4.5 billion of new cash into the market. For all of 2003, investors in high yield mutual funds put more than $26.2 billion of new cash into the market.

PACHOLDER HIGH YIELD FUND, INC.

Fourth quarter returns for the broad equity indices also were positive. The Russell 2000 returned 14.53%, the S&P 500 returned 12.20%, and Dow returned 13.40%. Positive momentum in the equity markets generally is very positive for the high yield market because it is indicative of higher asset values and provides issuers with greater financial flexibility.

Portfolio Strategy and Outlook

During the quarter, we continued to gradually rotate the portfolio into securities that we believe are more likely to participate to a fuller extent in an economic recovery, such as higher yielding auto and finance securities and select deeply discounted total return opportunities. We expect that the Fund’s large position in non-accruing securities will decline in the first half of 2004 as several companies emerge from restructuring. Several of the restructuring positions, such as MCI/WorldCom and Amerco, are likely to result, at least in material part, in performing debt securities. Certain of the restructuring securities are likely to produce cash or liquid equity securities. We expect that the proceeds from a number of these restructuring positions will be invested in accruing debt securities, which should help to offset the trend towards refinancing at lower interest rates that continues to exert downward pressure on yields in the high yield market. Because the pace and breadth of the economic expansion is not known, we will change the composition of the portfolio gradually over time, predicated upon bottom-up fundamental analysis.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

William J. Morgan

President

February 12, 2004

Please visit our website, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest website information available regarding the Fund.

DIVIDEND REINVESTMENT PLAN

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 2388, Chicago, IL 60690-2388, (888) 294-8217, and www.computershare.com.

PROXY VOTING POLICY

A description of the policy and procedures the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available: (1) without charge, upon request, by calling (513) 985-3200; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

CORPORATE DEBT SECURITIES — 145.5%
AEROSPACE — 4.9%
Atlantic Coast Airlines, Tranche C Pass Thru Cert, 8.75%, 1/1/07[2]	$788	$527,326	0.5%
BE Aerospace, Sr Sub Nt, 9.5%, 11/1/08	750	733,125	0.7
BE Aerospace, Sr Nt, 8.5%, 10/1/10[2]	250	269,375	0.2
Continental Airlines, Inc., Nt, 8%, 12/15/05	600	586,500	0.5
Continental Airlines, Inc., Ser 01-1 Pass thru Cert, 7.033%, 6/15/11	604	520,008	0.5
Delta Airlines, Inc., Nt, 7.9%, 12/15/09	250	203,437	0.2
Hawk Corp., Sr Nt, 12%, 12/1/06	999	1,016,482	0.9
Northwest Airlines Corp., Co Guar, 7.625%, 3/15/05	1,040	1,019,200	0.9
Orbital Sciences Corp., Sr Nt, 9%, 7/15/11	500	546,250	0.5

		5,421,703	4.9

CHEMICALS — 11.7%
Avecia Group, PLC, Sr Nt, 11%, 7/1/09	800	724,000	0.7
Equistar Chemicals, Sr Nt, 10.625%, 5/1/11	800	888,000	0.8
Equistar Chemicals, Add-On, Sr Nt, 10.625%, 5/1/11[2]	200	222,000	0.2
Ethyl Corp., Sr Nt, 8.875%, 5/1/10	300	322,500	0.3
HMP Equity Holdings Corp., Unit, 0%, 5/15/08[2]	500	307,500	0.3
Huntsman ICI Chemicals, Sr Sub Nt, 10.125%, 7/1/09	1,000	1,035,000	0.9
Huntsman Advanced Materials, Nt, 11%, 7/15/10[2]	200	222,000	0.2
IMC Global, Inc., Nt, 10.875%, 6/1/08	400	442,000	0.4
IMC Global, Inc., Co Guar, 11.25%, 6/1/11	200	221,000	0.2
IMC Global, Inc., Sr Nt, 10.875%, 8/1/13[2]	500	550,000	0.5
Johnsondiversey, Inc., Disc Nt, 0/10.67%, 5/15/13[2]	800	616,000	0.6

Description	Par (000)	Value	Percent of Net Assets

CHEMICALS (continued)
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13[2]	$175	$193,813	0.2%
Lyondell Chemical Co., Sr Sub Nt, 11.125%, 7/15/12	1,000	1,115,000	1.0
OM Group, Sr Sub Nt, 9.25%, 12/15/11	700	731,500	0.7
Omnova Solutions, Inc., Sr Nt, 11.25%, 6/1/10[2]	425	473,875	0.4
Polyone Corp., Sr Nt, 8.875%, 5/1/12	500	462,500	0.4
Polyone Corp., Sr Nt, 10.625%, 5/15/10	700	703,500	0.6
Resolution Performance Products, LLC, Sr Sub Nt, 13.5%, 11/15/10	667	583,625	0.5
Rockwood Specialties Corp., Sr Sub Nt, 10.625%, 5/15/11[2]	500	560,000	0.5
Terra Capital, Inc., Sr Nt, 12.875%, 10/15/08	1,025	1,214,625	1.1
Terra Capital, Inc., Sr Nt, 11.5%, 6/1/10	1,250	1,312,500	1.2

		12,900,938	11.7

CONSUMER PRODUCTS — 4.9%
Dan River, Inc., Sr Sub Nt, 12.75%, 4/15/09[2]	480	175,200	0.2
Hines Nurseries, Inc., Sr Nt, 10.25%, 10/1/11[2]	225	246,375	0.2
Home Products International, Inc., Sr Sub Nt, 9.625%, 5/15/08	1,775	1,162,625	1.1
Jacuzzi Brands, Inc., Sec’d Nt, 9.625%, 7/1/10[2]	500	552,500	0.5
Levi Straus and Co., Sr Nt, 12.25%, 12/15/12	1,095	717,225	0.6
Salton, Inc., Co Guar, 10.75%, 12/15/05	1,000	1,025,000	0.9
Westpoint Stevens, Inc., Bank Debt, 9.25%, 11/30/04	973	933,698	0.8
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4]	1,000	100,000	0.1
Windmere-Durable, Sr Sub Nt, 10%, 7/31/08	500	502,500	0.5

		5,415,123	4.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

ENERGY — 6.6%
Baytex Energy LTD, Sr Sub Nt, 9.625%, 7/15/10	$600	$636,000	0.6%
Bluewater Finance, Ltd., Sr Nt, 10.25%, 2/15/12	350	365,750	0.3
Citgo Petroleum Corp., Sr Nt, 11.375%, 2/1/11	750	873,750	0.8
Coastal Corp., Sr Nt, 7.625%, 9/1/08	500	483,125	0.4
Coho Energy, Inc., Sr Sub Nt PIK, 15%, 3/31/07[1,3,4]	2,596	103,852	0.1
Giant Industries, Inc., Sr Sub Nt, 9%, 9/1/07	887	909,175	0.8
J. Ray McDermott, Sec’d Nt, 11%, 12/15/13[2]	500	527,500	0.5
Parker Drilling Corp., Sr Sec’d Nt, 9.625%, 10/1/13[2]	1,100	1,149,500	1.1
Star Gas Partner/Finance, Sr Nt, 10.25%, 2/15/13	1,000	1,095,000	1.0
Teco Energy, Inc., Sr Nt, 10.5%, 12/1/07	500	586,250	0.5
Transmontaigne, Inc., Sr Sub Nt, 9.125%, 6/1/10[2]	500	538,750	0.5

		7,268,652	6.6

FINANCE — 5.2%
Advanta Capital Trust, Co Guar, 8.99%, 12/17/26	360	282,600	0.2
AmeriCredit Corp., Co Guar, 9.875%, 4/15/06	700	738,500	0.7
Conseco, Inc., Tr A-1 Bank Debt, 5.25%, 9/10/09	505	506,275	0.5
Conseco, Inc., Tr B-1 Bank Debt, 7.25%, 9/10/10	152	151,882	0.1
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13[2]	500	558,125	0.5
Dollar Financial Group, Sr Nt, 9.75%, 11/15/11[2]	500	520,000	0.5
Providian Capital I, Bank Guar, 9.525%, 2/1/27[2]	1,250	1,178,125	1.1
Riggs Capital Trust II, Co Guar, 8.875%, 3/15/27	1,250	1,306,250	1.2
WMC Finance Co., Sr Nt, 11.75%, 12/15/08[2]	500	501,250	0.4

		5,743,007	5.2

Description	Par (000)	Value	Percent of Net Assets

FOOD & DRUG — 0.8%
Great Atl & Pac Tea Co., Sr Nt, 9.125%, 12/15/11	$500	$460,000	0.4%
Great Atl & Pac Tea Co., Sr Nt, 7.75%, 4/15/07	250	235,000	0.2
Penn Traffic, Co., Sr Nt, 11%, 6/29/09[1,4]	894	165,390	0.2

		860,390	0.8

FOOD & TOBACCO — 10.9%
Apple South, Inc., Sr Nt, 9.75%, 6/1/06	1,500	637,500	0.6
Avado Brands, Inc., Sr Sub Nt, 11.75%, 6/15/09[1,4]	500	52,500	0.0
Burns Philp Cap Pty/US, Sr Sub Nt, 10.75%, 2/15/11[2]	500	547,500	0.5
CKE Restaurants, Inc., Sr Sub Nt, 9.125%, 5/1/09	500	515,000	0.5
Fresh Foods, Inc., Sr Nt, 10.75%, 6/1/06	1,435	1,313,025	1.2
Friendly Ice Cream, Corp., Sr Nt, 10.5%, 12/1/07	1,000	1,041,250	0.9
Land O Lakes, Inc., Sr Nt, 8.75%, 11/15/11	1,000	880,000	0.8
Land O Lakes, Inc., Sr Nt, 9%, 12/15/10[2]	500	506,250	0.5
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,350	1,221,750	1.1
Perkins Family Restaurants, Sr Nt, 10.125%, 12/15/07	700	717,500	0.7
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11	1,985	2,014,775	1.8
Sbarro, Inc., Sr Nt, 11%, 9/15/09	500	397,500	0.4
Swift and Co., Sr Nt, 10.125%, 10/1/09	850	905,250	0.8
Swift and Co., Sr Sub Nt, 12.5%, 1/1/10[2]	250	268,750	0.2
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04	1,000	995,000	0.9

		12,013,550	10.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

FOREST PRODUCTS & CONTAINERS — 10.5%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%, 7/15/07	$1,000	$1,180,000	1.1%
Anchor Glass Container, Sr Sec’d Nt, 11%, 2/15/13	500	582,500	0.5
Appleton Papers, Inc., Sr Sub Nt, 12.5%, 12/15/08	500	567,500	0.5
Applied Extrusion Technologies, Sr Sub Nt, 10.75%, 7/1/11	1,600	1,336,000	1.2
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,410	1,434,675	1.3
Buckeye Technologies, Inc., Sr Sub Nt, 8%, 10/15/10	465	458,025	0.4
Constar International, Sr Sub Nt, 11%, 12/1/12	1,000	850,000	0.8
Crown Cork & Seal, Sr Sec’d Nt, 10.875%, 3/1/13	1,000	1,181,250	1.1
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11	720	450,000	0.4
Pliant Corp., Sr Sub Nt, 13%, 6/1/10	150	138,000	0.1
Pliant Corp., Nt, 11.125%, 9/1/09	500	542,500	0.5
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05	1,910	1,924,325	1.8
US Can Corp., Sec’d Nt, 10.875%, 7/15/10[2]	875	919,844	0.8

		11,564,619	10.5

GAMING & LEISURE — 2.5%
Bally Total Fitness Holding Corp., Sr Sub Nt, 9.875%, 10/15/07	1,500	1,372,500	1.2
Bally Total Fitness Holding Corp., Sr Nt, 10.5%, 7/15/11[2]	500	505,000	0.5
Poster Financial Group, Sec’d Nt, 8.75%, 12/1/11[2]	250	265,625	0.2
Turning Stone Casino Resort Enterprise, Sr Nt, 9.125%, 12/15/10[2]	600	655,500	0.6

		2,798,625	2.5

HEALTH CARE — 8.4%
Alliance Imaging, Inc., Sr Sub Nt, 10.375%, 4/15/11	250	266,250	0.2
Ameripath, Inc., Sr Sub Nt, 10.5%, 4/1/13	500	532,500	0.5

Description	Par (000)	Value	Percent of Net Assets

HEALTH CARE (continued)
Concentra Operating Corp., Sr Sub Nt, 13%, 8/15/09	$1,124	$1,258,880	1.1%
Extendicare Health Services, Sr Sub Nt, 9.35%, 12/15/07	1,000	1,035,000	0.9
Extendicare Health Services, Sr Nt, 9.5%, 7/1/10	250	278,750	0.3
Healthsouth Corp., Nt, 7.625%, 6/1/12	600	564,000	0.5
Insight Health Services, Sr Sub Nt, 9.875%, 11/1/11	1,500	1,597,500	1.5
Magellan Health Services, Inc., Sr Sub Nt, 9%, 2/15/08[1,4]	1,025	763,625	0.7
Matria Healthcare, Co Guar, 11%, 5/1/08	800	860,000	0.8
National Nephrology Associates, Sr Sub Nt, 9%, 11/1/11[2]	150	157,875	0.2
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13	500	563,750	0.5
Res-Care, Inc., Co Guar, 10.625%, 11/15/08	540	561,600	0.5
Team Health, Inc., Co Guar, 12%, 3/15/09	500	542,500	0.5
Universal Hospital Services, Sr Nt, 10.125%, 11/1/11[2]	250	263,750	0.2

		9,245,980	8.4

INFORMATION TECHNOLOGY — 4.9%
AMI Semiconductor, Inc., Sr Sub Nt, 10.75%, 2/1/13	325	389,188	0.4
Avaya, Inc., Sr Nt, 11.125%, 4/1/09	800	940,000	0.8
Danka Business Systems, Sr Nt, 11%, 6/15/10	875	872,812	0.8
Lucent Technologies, Nt, 5.5%, 11/15/08	500	467,500	0.4
On Semiconductor Corp., Sr Sec’d Nt, 12%, 5/15/08	800	934,000	0.8
On Semiconductor Corp., Sr Sec’d Nt, 12%, 3/15/10	200	239,500	0.2
Solectron Corp., Sr Nt, 9.625%, 2/15/09	500	560,000	0.5
Viasystems, Sr Sub Nt, 10.5%, 1/15/11[2]	1,000	1,072,500	1.0

		5,475,500	4.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

MANUFACTURING — 7.7%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07	$1,500	$1,297,500	1.2%
Blount, Inc., Sr Sub Nt, 13%, 8/1/09	500	541,250	0.5
Columbus McKinnon, Sec’d Nt, 10%, 8/1/10	175	187,250	0.2
Day International Group, Inc., Sub Nt, 9.5%, 3/15/08	2,000	1,895,000	1.7
Interline Brands, Inc., Sr Sub Nt, 11.5%, 5/15/11	500	553,750	0.5
Key Components, LLC, Sr Sub Nt, 10.5%, 6/1/08	500	502,500	0.5
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07	1,455	1,193,100	1.1
Park-Ohio Industries, Sr Sub Nt, 9.25%, 12/1/07	500	500,000	0.4
Precision Partners, Inc., Sr Sub Nt, 12%, 2/1/07[3]	294	294,191	0.3
Precision Partners, Inc., Term Loan C, Bank Debt, 18%, 1/1/07[3]	350	350,000	0.3
Von Hoffman Corp., Add-On, Sr Nt, 10.25%, 3/15/09[2]	250	267,500	0.2
Xerox Capital Corp., Sr Nt, 9.75%, 1/15/09	750	881,250	0.8

		8,463,291	7.7

MEDIA & TELECOM: BROADCASTING — 4.5%
Granite Broadcasting Corp., Sr Sub Nt, 10.375%, 5/15/05	1,500	1,505,625	1.4
Granite Broadcasting Corp., Sec’d Nt, 9.75%, 12/1/10[2]	700	701,750	0.6
LBI Media, Inc., Sr Disc Nt, 0/11%, 10/15/13[2]	875	570,937	0.5
Nexstar Broadcasting Corp., Sr Sub Nt, 12%, 4/1/08	500	566,250	0.5
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 0/11.375%, 4/1/13	250	184,062	0.2
Spanish Broadcasting System, Co Guar, 9.625%, 11/1/09	825	884,813	0.8
XM Satellite Radio, Inc., Nt, 12%, 6/15/10[2]	500	567,500	0.5

		4,980,937	4.5

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: CABLE — 7.7%
Adelphia Communications, Corp., Sr Nt, 9.375%, 11/15/09[1,4]	$1,500	$1,425,000	1.3%
Adelphia Communications, Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	697,500	0.6
Charter Communications Holdings LLC, Sr Nt, 10%, 4/1/09	2,000	1,790,000	1.6
Charter Communications Holdings LLC, Sr Nt, 11.125%, 1/15/11	200	184,500	0.2
Insight Communications, Inc., Sr Disc Nt, 0/12.25%, 2/15/11	2,000	1,720,000	1.5
Mediacom LLC/Capital Corp., Sr Nt, 8.50%, 4/15/08	500	512,500	0.5
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/03	250	266,250	0.2
Telenet Group Holding, Sr Disc Nt, 0/11.5%, 6/15/14[2]	1,000	635,000	0.6
Telewest PLC, Sr Disc Debs, 11%, 10/1/07[1,4]	2,000	1,310,000	1.2

		8,540,750	7.7

MEDIA & TELECOM: FIXED COMMUNICATIONS — 9.3%
Alaska Communications Systems Holdings, Inc., Sr Sub Nt, 9.375%, 5/15/09	530	532,650	0.5
GCI, Inc., Sr Nt, 9.75%, 8/1/07	1,750	1,811,250	1.6
Level 3 Communications, Sr Nt, 11.25%, 3/15/10	789	761,385	0.7
Level 3 Communications, Sr Nt, 10.75%, 10/15/11[2]	1,000	1,062,500	1.0
MCI Communication Corp, Sr Nt, 7.5%, 8/20/04[1,4]	600	486,000	0.4
MCI Communication Corp, Nt, 8.25%, 1/20/23[1,4]	800	648,000	0.6
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	605	614,075	0.5
Metromedia Fiber Network, Inc., Sr Nt, 10%, 12/15/09[1,4]	1,500	97,500	0.1
PSINet, Inc., Sr Nt, 10.5%, 12/1/06[1,4]	291	16,733	0.0
PSINet, Inc., Sr Nt, 10%, 2/15/05[1,4]	1,100	63,250	0.1
Qwest Services Corp., Co Guar, 13%, 12/15/07[2]	1,226	1,446,680	1.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: FIXED COMMUNICATIONS (continued)
RCN Corp., Sr Nt, 10%, 10/15/07	$1,400	$686,000	0.6%
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08	1,000	475,000	0.4
Time Warner Communications, Sr Nt, 9.75%, 7/15/08	500	517,500	0.5
Worldcom, Inc., Nt, 7.875%, 5/15/03[1,4]	1,500	506,250	0.5
Worldcom, Inc., Nt, 6.95%, 8/15/28[1,4]	1,500	506,250	0.5

		10,231,023	9.3

MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 8.9%
Alamosa Delaware, Inc., Co Guar, 11%, 7/31/10	975	1,062,750	1.0
Arch Wireless, Inc., Sub Nt, 12%, 5/15/09	100	121,457	0.1
Centennial Cellular Corp., Sr Sub Nt, 10.75%, 12/15/08	1,280	1,356,800	1.2
Dobson/Sygnet Communications Corp., Sr Nt, 10.875%, 7/1/10	1,000	1,095,000	1.0
Metropcs, Inc., Sr Nt, 10.75%, 10/1/11[2]	1,000	1,000,000	0.9
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08	2,050	2,009,000	1.8
SBA Communications Corp., Sr Nt, 10.25%, 2/1/09	1,570	1,550,375	1.4
SBA Communications Corp., Sr Disc Nt, 0/9.75%, 12/15/11[2]	500	355,000	0.3
TSI Telecommunications, Inc., Sr Sub Nt, 12.75%, 2/1/09	1,200	1,323,000	1.2

		9,873,382	8.9

MEDIA & TELECOM: DIVERSIFIED — 7.1%
Advanstar Communications, Sec’d Nt, 10.75%, 8/15/10[2]	500	543,750	0.5
Dex Media West, LLC, Sr Sub Nt, 9.875%, 8/15/13[2]	450	525,375	0.5
IMAX Corp., Sr Nt, 9.625%, 12/1/10[2]	150	158,438	0.1
Liberty Group Operating, Inc., Sr Sub Nt, 9.375%, 2/1/08	1,430	1,451,450	1.3
Liberty Group Publishing, Inc., Sr Disc Nt, 0/11.625%, 2/1/09	1,125	1,132,031	1.0

Description	Par (000)	Value	Percent of Net Assets

MEDIA & TELECOM: DIVERSIFIED (continued)
PEI Holdings, Inc., Sr Nt, 11%, 3/15/10	$800	$932,000	0.9%
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07	600	573,000	0.5
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,330	1,192,012	1.1
Six Flags, Inc., Sr Nt, 9.75%, 4/15/03	400	423,000	0.4
Universal City Development, Sr Nt, 11.75%, 4/1/10[2]	750	881,250	0.8

		7,812,306	7.1

METALS & MINERALS — 5.0%
AK Steel Corp., Co Guar, 7.875%, 2/15/09	500	441,250	0.4
Better Minerals and Aggregates Co., Sr Sub Nt, 13%, 9/15/09	1,675	929,625	0.8
IPSCO, Inc., Sr Nt, 8.75%, 6/1/13	150	166,500	0.2
Neenah Corp., Sr Sub Nt, 11%, 9/30/10[2]	200	221,250	0.2
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09	2,250	1,023,750	0.9
Oglebay Norton Co., Sr Sub Nt, 13/18%, 10/25/08	519	514,063	0.5
Ryerson Tull, Inc., Sr Nt, 9.125%, 7/15/06	750	750,000	0.7
United Steel LLC, Sr Nt, 10.75%, 8/1/08	1,075	1,263,125	1.1
United Steel LLC, Sr Nt, 9.75%, 5/15/10	200	226,000	0.2

		5,535,563	5.0

RETAIL — 2.2%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10[2]	500	495,000	0.4
CSK Automotive, Inc., Sr Nt, 12%, 6/15/06	1,000	1,152,500	1.0
Rent-Way, Inc., Nt, 11.875%, 6/15/10[2]	750	840,000	0.8

		2,487,500	2.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

SERVICES — 4.2%
Alderwood Group, Sr Nt, 12.25%, 1/2/09	$1,500	$1,695,000	1.5%
Amerco, Sr Nt, 8.8%, 2/4/05	800	841,000	0.8
Mobile Mini, Inc., Sr Nt, 9.5%, 7/1/13[2]	250	276,250	0.2
Service Corporation International, Sr Nt, 7.7%, 4/15/09	300	321,750	0.3
Wesco Distribution, Inc., Sr Sub Nt, 9.125%, 6/1/08	1,500	1,560,000	1.4

		4,694,000	4.2

TRANSPORTATION — 9.2%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08	1,050	724,500	0.7
Asbury Automotive, Co Guar, 9%, 6/15/12	1,000	1,062,500	1.0
Collins and Aikman, Sr Nt, 10.75%, 12/31/11	1,200	1,185,000	1.1
CP Ships, Ltd., Sr Sub Nt, 10.375%, 7/15/12	500	582,500	0.5
Delco Remy International, Inc., Sr Sub Nt, 11%, 5/1/09	1,500	1,560,000	1.4
Greyhound Lines, Inc., Sr Sub Nt, 11.5%, 4/15/07	960	891,600	0.8
Hayes Lemmerz International, Inc., Sr Nt, 10.5%, 6/15/10	500	578,125	0.5
Keystone Automotive Operating, Sr Sub Nt, 9.75%, 11/1/13[2]	200	216,000	0.2
Laidlaw International, Inc., Sr Nt, 10.75%, 6/15/11[2]	500	567,500	0.5
Metaldyne Corp., Sr Sub Nt, 11%, 6/15/12	1,000	925,000	0.8
Nationsrent, Inc., Sr Sec’d Nt, 9.5%, 10/15/10[2]	300	324,000	0.3
Tenneco Automotive, Inc., Nt, 10.25%, 7/15/13	250	285,625	0.3
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,259,500	1.1

		10,161,850	9.2

Description	Par (000)	Value	Percent of Net Assets

UTILITIES — 8.4%
AES Corp., Sr Nt, 9.5%, 6/1/09	$1,375	$1,531,406	1.4%
AES Corp., Sr Nt, 9.375%, 9/15/10	180	200,475	0.2
Calpine Corp., Sr Nt, 8.5%, 5/1/08	1,500	1,203,750	1.1
Calpine Corp., Sr Nt, 8.625%, 8/15/10	750	588,750	0.5
Dynegy Holdings, Inc., Sec’d Nt, 9.875%, 7/15/10[2]	300	339,000	0.3
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	1,250	1,078,125	1.0
Edison Mission, Inc., Sr Nt, 10%, 8/15/08	2,000	2,085,000	1.9
El Paso Corp., Sr Nt, 7.875%, 6/15/12	500	475,000	0.4
Ilinois Power Co., Sr Nt, 11.5%, 12/15/10	80	96,400	0.1
NRG Energy, Inc., Sec’d Nt, 8%, 12/15/13[2]	250	264,063	0.2
Williams Companies, Inc., Sr Nt, 8.625%, 6/1/10	500	563,750	0.5
Williams Companies, Inc., Sr Nt, 7.625%, 7/15/19	800	841,000	0.8

		9,266,719	8.4

Total Corporate Debt Securities
(amortized cost $163,415,382)		160,755,408	145.5

CORPORATE CONVERTIBLE DEBT SECURITIES — 1.7%

ENERGY — 0.1%
Hanover Compressor Co., Conv Nt, 4.75%, 1/15/14	125	138,906	0.1

		138,906	0.1

HEALTH CARE — 0.9%
IVAX Corp., Conv, 4.5%, 5/15/08	500	507,500	0.5
Sepracor, Inc., Conv, Sr Nt, 5%, 2/15/07	500	481,875	0.4

		989,375	0.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (continued)

December 31, 2003

Description	Par (000)	Value	Percent of Net Assets

INFORMATION TECHNOLOGY — 0.4%
Amkor Technology, Inc., Conv, Sr Nt, 5%, 3/15/07	$500	$494,375	0.4%

		494,375	0.4

CONSUMER PRODUCTS — 0.3%
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/15/08[3]	291	290,529	0.3

		290,529	0.3

Total Convertible Corporate Debt Securities
(amortized cost $1,681,926)		1,913,185	1.7

Total Debt Securities
(amortized cost $165,097,308)		162,668,593	147.2

	Shares/Par (000)

PREFERRED STOCKS — 6.2%
Adelphia Communications, Inc., Pfd, 13%, 7/15/09[1,4]	5,000	76,250	0.1
Alamosa Delaware, Inc., Series B, Conv Pfd, 7.5%, 7/31/13	1,500	517,500	0.5
Conseco, Inc., Conv Pfd, 10.5%, 12/31/49	57,533	1,501,611	1.4
CSC Holdings, Inc., Series M, Pfd, 11.125%, 4/1/08	5,000	526,250	0.5
Glasstech, Inc., Series C, Pfd[1,3]	5	0	0.0
HLI Operating Co., Inc., Series A, Pfd, 8%, 12/31/49[3]	74	5,186	0.0
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07	48,346	2,489,819	2.2
Kaiser Group Holdings, Inc., Puts[1,3]	69,780	0	0.0
McLeod USA, Inc., Conv Pfd, 2.5%, 4/18/12	7,655	58,331	0.1
Metrocall, Inc., Series A, Pfd, 15%, 12/31/06	1,511	17,377	0.0
Rural Cellular Corp., Pfd, 11.375% PIK, 5/15/10[1,4]	1,760	1,377,200	1.2
Spanish Broadcasting Systems, Pfd, 10.75%, 10/15/13[2]	250	261,250	0.2
XO Communications, Inc., Pfd, 13.5% PIK, 6/1/10[1,4]	1,580	16	0.0

Total Preferred Stocks
(cost $10,981,490)		6,830,790	6.2

Description	Shares/Par (000)	Value	Percent of Net Assets

COMMON STOCKS — 5.3%
Abovenet, Inc., Common Stock[1]	$316	$11,850	0.0%
Arch Wireless, Inc., Class A, Common Stock[1]	23,855	472,329	0.4
Cincinnati Bell, Inc., Common Stock[1]	63,730	321,837	0.3
Davel Communications, Inc., Common Stock[1]	523,104	10,462	0.0
Franks Nursery and Crafts, Common Stock[1]	185,289	148,231	0.1
Glasstech, Inc., Class C, Common Stock[1,3]	5	0	0.0
Global Crossing Holding Ltd., Common Stock[1]	4,900	151,900	0.1
Hayes Lemmerz International, Inc., Common Stock[1]	22,100	400,231	0.4
Indesco International, Inc., Common Stock[1,3]	60,345	301,725	0.3
Kaiser Group Holdings, Inc., Common Stock[1]	58,011	1,247,237	1.1
Leucadia National Corp., Common Stock[1]	7,786	358,935	0.3
Mattress Discounters, Common Stock[1,3]	8,329	8,329	0.0
McLeod USA, Inc., Common Stock[1]	375	555	0.0
Metrocall, Inc., Common Stock[1]	10,000	730,000	0.7
Precision Partners, Inc., Common Stock[1,3]	1,141	0	0.0
Safeguard Business Systems, Inc., Common Stock[1,3]	533	0	0.0
Simonds Industries, Inc., Common Stock[1,3]	8,236	127,658	0.1
Tri-State Outdoor Media Group, Common Stock[1,3]	100,000	1,400,000	1.3
WHX Corp., Common Stock[1]	8	21	0.0
XO Communications, Inc., Common Stock[1]	1,524	8,763	0.0
Magellan Health Services, Inc., Rights[1,3]	6,137	174,905	0.2
Wiltel Communications, Inc., Rights[1,3]	18,356	0	0.0

Total Common Stocks
(cost $18,909,546)		5,874,968	5.3

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets (concluded)

December 31, 2003

Description	Shares/Par (000)	Value	Percent of Net Assets

WARRANTS — 0.0%
Hayes Lemmerz International, Inc., Warrants[1,3]	$1,679	$0	0.0%
McLeod USA, Inc., Warrants[1]	16,963	8,651	0.0
Saberliner Corp., Warrants, 4/15/03[1,3]	500	0	0.0
Safeguard Business Systems, Inc., Warrants[1,3]	1,417	0	0.0
XO Communications, Series A, Warrants[1]	3,047	5,942	0.0
XO Communications, Series B, Warrants[1]	2,285	3,885	0.0
XO Communications, Series C, Warrants[1]	2,285	2,514	0.0

Total Warrants
(cost $1,721,065)		20,992	0.0

Total Equity Investments
(amortized cost $31,612,101)		12,726,750	11.5

REPURCHASE AGREEMENTS[5] — 38.7%
Citigroup Global Markets Corp. 1.1%, dated 12/31/03, matures 1/2/04 repurchase price $7,000,428	7,000	7,000,000	6.3
Goldman Sachs Corp. 1.07%, dated 12/31/03, matures 1/2/04 repurchase price $12,000,713	12,000	12,000,000	10.9
HSBC Agency 1.12%, dated 12/31/03, matures 1/2/04 repurchase price $10,728,767	10,728	10,728,099	9.7
Merrill Lynch A1/P1 1.03%, dated 12/31/03, matures 1/2/04 repurchase price $7,000,401	7,000	7,000,000	6.3
Merrill Lynch Corp. 1.15%, dated 12/31/03, matures 1/2/04 repurchase price $7,000,383	6,000	6,000,000	5.5

Total Repurchase Agreements
(cost $42,728,099)		42,728,099	38.7

TOTAL INVESTMENTS[6]
(amortized cost $239,437,508)		$218,123,442	197.4

Description		Value	Percent of Net Assets

Payable Upon Return of Securities Loaned		$(42,728,099)	(38.6)%

Other Assets in Excess of Other Liabilities		1,097,394	1.0

Net Assets		176,492,737	159.8

Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value plus cumulative accrued dividends		(66,016,685)	(59.8)

Net Assets Applicable to Common Stock:

Common Stock, $.01 par value; 49,996,320 shares authorized 12,858,645 shares issued and outstanding	$128,587

Capital in excess of par value	179,226,121

Undistributed net investment income	498,815

Accumulated net realized loss from security transactions	(45,945,061)

Net unrealized depreciation on investments	(23,432,410)

Net Assets Applicable to Common Stock		$110,476,052	100.0

Net Asset Value Per Common Share ($110,476,052/12,858,645)		$8.59

[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $27,571,801.
[3]	Board valued security. These securities amounted to $3,056,375.
[4]	Security in default.
[5]	Fully collateralized by A1/P1 commercial paper, U.S. Government agency securities, investment grade corporate bonds, and non-investment grade corporate bonds with a fair market value of $44,568,098.
[6]	Includes securities loaned with a fair market value of $41,438,034.

PIK Payment in kind.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Year Ended December 31, 2003

INVESTMENT INCOME:
Interest	$16,624,857
Dividends	345,028
Securities lending and other	123,465

Total Income	17,093,350
EXPENSES:
Investment advisory fee (Note 5)	2,233,801
Administrative fee (Note 5)	166,192
Printing and other	99,750
Stock exchange list fee	22,700
Accounting fees (Note 5)	42,248
Custodian and transfer agent	41,978
Legal fees	96,319
Directors’ fees and expenses	84,256
Audit fee	52,887
Insurance	28,786

Operating Expenses	2,868,917

Commissions on auction rate preferred stock	167,889

Expenses Related to Leverage	167,889

Total Expenses	3,036,806

Net Investment Income	14,056,544
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(20,849,022)
Net realized gain/(loss) on swaps	(1,802,430)

Net realized appreciation/(depreciation) on investments	(22,651,452)
Net change in unrealized appreciation/(depreciation):
Investments	57,106,864
Swaps	1,128,506

Net unrealized appreciation/(depreciation) on investments	58,235,370

Net realized and unrealized gain/(loss) on investments	35,583,918

Net Increase/(Decrease) in Net Assets Resulting from Operations	49,640,462
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(830,891)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$48,809,571

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$14,056,544	$18,044,879
Net realized gain/(loss) on investments	(22,651,452)	(9,606,686)
Net unrealized appreciation/(depreciation) on investments	58,235,370	(17,885,268)
Distributions to preferred stockholders from net investment income	(830,891)	(1,583,372)

Net increase/(decrease) in net assets resulting from operations	48,809,571	(11,030,447)

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income of $0.89 and $1.15 per share, respectively	(11,425,162)	(14,625,140)
Return of Capital	(638,177)	(572,490)

Total decrease in net assets from distributions to common stockholders	(12,063,339)	(15,197,630)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 55,655 and 63,467 shares issued in reinvestment of dividends to common stockholders in 2003 and 2002, respectively	423,245	468,153

Total increase in net assets derived from fund share transactions	423,245	468,153

Total net increase/(decrease) in net assets	37,169,477	(25,759,924)
NET ASSETS:
Beginning of period	73,306,575	99,066,499

End of period	$110,476,052	$73,306,575

Undistributed Net Investment Income	$498,815	$0

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares calculated using average shares outstanding.)

	For the Year Ended December 31, 2003	Year Ended December 31,
		2002	2001	2000	1999

Net asset value, beginning of period	$5.73	$7.78	$10.03	$13.55	$15.19

Net investment income	1.10	1.41	1.87	2.22	2.18
Net realized and unrealized gain/(loss) on investments	2.77	(2.15)	(1.78)	(3.55)	(1.34)
Distributions to preferred stockholders from net investment income	(0.07)	(0.12)	(0.37)	(0.51)	(0.51)

Net increase/(decrease) in net asset value resulting from operations	3.80	(0.86)	(0.28)	(1.84)	0.33

Distributions to Common Stockholders from:
Net investment income	(0.89)	(1.15)	(1.65)	(1.68)	(1.68)
Return of capital	(0.05)	(0.04)	—	—	—

Total distributions to common stockholders	(0.94)	(1.19)	(1.65)	(1.68)	(1.68)

Common and Preferred Shares Offering Costs Charged to Paid-In Capital:
Common Shares	—	—	(0.10)	—	(0.29)
Preferred Shares	—	—	(0.22)	—	—

	0.00	0.00	(0.32)	—	(0.29)

Net asset value, end of period	$8.59	$5.73	$7.78	$10.03	$13.55

Market value per share, end of period	$9.14	$6.16	$9.08	$10.56	$11.63

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)	67.19%	(19.91%)	1.37%	4.97%	(19.91%)
Based on net asset value per common share(3)	68.92%	(13.05%)	(8.07%)	(14.48%)	2.56%
RATIOS TO AVERAGE NET ASSETS(4):
Expenses (prior to expenses related to leverage)	1.80%	0.83%	0.75%	0.69%	1.14%
Expenses (including expenses related to leverage)	1.91%	0.95%	0.81%	—	—
Net investment income (prior to expenses related to leverage)	8.93%	10.91%	11.84%	11.40%	10.08%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$110,476	$73,307	$99,067	$95,457	$128,752
Portfolio turnover rate	51%	40%	32%	35%	37%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	2,640	3,680	3,500,000	3,500,000
Asset coverage per share of preferred stock outstanding at end of period(5)	$66,853	$52,768	$51,920	$47	$57
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$25,000	$20	$20

[1]	Total investment return excludes the effects of commissions. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
[2]	Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated.
[3]	Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated.
[4]	Ratios calculated on an annualized basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
[5]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities are priced at the mean of bid and asked of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established and monitored by the Board of Directors. At December 31, 2003, there were board-valued securities of $3,056,375. Original obligations with maturities of 60 days or less at the date of purchase are valued at amortized cost.

B.	REPURCHASE AGREEMENTS — In connection with transactions in repurchase agreements, it is the Fund’s policy that a tri-party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

C.	FEDERAL TAXES — It is the Fund’s policy to make sufficient distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year all of its taxable income, if any, and tax-exempt income, including realized gains on investments. There was no tax provision at December 31, 2003 because the Fund distributed more than 98% of net investment income.

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary Income	$11,425,162	$14,625,140
Return of Capital	638,177	572,490

D.	SECURITIES TRANSACTIONS — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund accretes discounts or amortizes premiums on all fixed income securities for financial reporting purposes.

For tax purposes, the Fund accretes discounts or amortizes premiums on all fixed income securities purchased after January 1, 2001. The Fund has elected to defer the accretion of market discount until disposition, at a gain, on securities purchased prior to January 1, 2001 and not to accrete any other discounts or amortize any other premiums.

E.	SECURITY LENDING — The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2003, the Fund loaned securities having a value of approximately $41,438,034. The Fund had received cash collateral of $42,728,099 for the loans and invested the collateral in repurchase agreements.

F.	INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS —Interest income and expenses are accrued at least weekly. Dividends to common stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid weekly from net investment income.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of December 31, 2003.

H.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

I.	RECLASSIFICATION — Certain amounts in the 2002 Statement of Changes and the 2002 and 2001 Financial Highlights have been reclassified to conform with the 2003 presentation.

2.	COMMON STOCK — At December 31, 2003, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,858,645 shares outstanding. During the year ended December 31, 2003, the Fund issued 55,655 shares of common stock in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK AND INTEREST RATE SWAPS — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund’s Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage (minimum 2 to 1), tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2003, accrued ARPS dividends were $16,685.

In order to bring the Fund in compliance with the required coverage, the Fund redeemed a total of $26,000,000 or 1,040 shares of Series W ARPS at various intervals and amounts during 2002. No redemptions were required during 2003.

In 2001, the Fund entered into interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. Swap settlements are accrued at least weekly. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 1.04% to 1.65% for the year ended December 31, 2003. The effective date, notional amount, maturity and fixed rates of the outstanding swaps are as follows:

Effective Date	Notional Contract Amount	Maturity	Fixed Annual Rate
7/16/2001	$10 million	7/16/2004	5.01%
7/16/2001	$10 million	7/18/2005	5.31%
7/16/2001	$10 million	7/17/2006	5.52%
11/13/2001	$ 5 million	11/15/2004	3.35%
11/13/2001	$ 5 million	11/14/2005	3.77%
11/13/2001	$ 5 million	11/13/2006	4.07%

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by the counterparty on interest rate swaps, but the Fund does not anticipate nonperformance by the counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

The fair value of the interest rate swap agreements at December 31, 2003, amounted to approximately $2,051,983 in unrealized loss and is included in the accompanying statement of net assets as a component of Other Assets in Excess of Other Liabilities.

4.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $80,682,905 and $80,839,722, respectively.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

Differences between book-basis and tax-basis amounts are primarily attributable to the differences between book and tax accretion methods for discounts on fixed-income securities. At December 31, 2003, the federal income tax basis of securities was $238,938,693; unrealized appreciation was $15,665,100 and unrealized depreciation was $36,480,351.

5.	TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT — The Fund has an investment advisory agreement with Pacholder & Company, LLC (the “Advisor”), an Ohio limited liability company, which is fifty-one percent owned by Pacholder Associates, Inc. and forty-nine percent owned by Banc One Investment Advisors, LLC, pursuant to which the Advisor serves as the Fund’s investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries Only™ (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the year ended December 31, 2003, the Fund’s total return was 68.92%. For the same period, the total return of the CS First Boston High Yield Index, Developed Countries Only™ was 27.90%. For the year ended December 31, 2003, the advisory fee is calculated based on 1.40% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At December 31, 2003, accrued advisory fees were $841,800.

The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. (“KAM”) (an affiliate of the Advisor) pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2003, accrued administrative fees were $14,860.

The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and net asset value calculations for the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund’s average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 2003, accrued accounting fees were $3,900.

The Fund has an agreement with Bank One Trust Company, N.A. to provide custodial services for the Fund. Under the agreement, Bank One Trust Company, N.A. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $30 million of the Fund’s average weekly net assets, 0.01% of the next $50 million, and 0.0075% of such assets in excess of $80 million. At December 31, 2003, accrued custodial fees were $1,600.

6.	COMPONENTS OF DISTRIBUTABLE EARNINGS (LOSSES) ON A TAX BASIS:

December 31, 2003
Undistributed net investment income	—
Accumulated net realized gain/(loss) on investments	(45,945,061)
Unrealized appreciation/(depreciation) on investments	(22,933,595)

At December 31, 2003, the Fund had available a capital loss carryforward of $45,945,061, which begins to expire in 2006, to offset any future net capital gains.

PACHOLDER HIGH YIELD FUND, INC.

Annual Meeting Results (Unaudited)

The Fund held an annual meeting of shareholders on November 17, 2003, to elect the Board of Directors of the Fund.

The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

William J. Morgan[1]
In favor:	2,615
Withheld:	0

George D. Woodard[1]
In favor:	2,615
Withheld:	0

John F. Williamson[2]
In favor:	11,239,748
Withheld:	199,855

Daniel A. Grant[2]
In favor:	11,234,047
Withheld:	205,556

[1]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.
[2]	Elected by holders of the Fund’s Auction Rate Preferred Stock and Common Stock voting together as a single class.

PACHOLDER HIGH YIELD FUND, INC.

Independent Auditors’ Report

To the Stockholders and Board of Directors of

Pacholder High Yield Fund, Inc.

We have audited the accompanying statement of net assets of Pacholder High Yield Fund, Inc. (the “Fund”), as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio

February 20, 2004

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s officers appointed by the Board of Directors. The tables below list the directors and officers of the Fund, their principal occupations for the last five years, and other directorships held by the Fund’s directors. The Fund is not part of a fund complex and is the only fund overseen by the directors. The Fund’s Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request by calling (513) 985-3200.

The business address of each director and officer of the Fund is 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236.

Interested Director Name	Age	Position with the Fund	Year First Elected	Principal Occupation During Past Five Years
William J. Morgan*	49	Chairman of the Board, President and Director	1988; term expires in 2004	President, Secretary and Director, Pacholder Associates, Inc.

Non-Interested Directors Name	Age	Position with the Fund	Year First Elected	Principal Occupation During Past Five Years

Daniel A. Grant	59	Director	1992; term expires in 2004	President, Utility Management Services (business consulting).

John F. Williamson	65	Director	1991; term expires in 2004	Chairman and President, Williamson Associates, Inc. (investment adviser), since January 1997.

George D. Woodard	57	Director	1995; term expires in 2004	Closely Held Business Specialist, Henry & Horne, P.L.C. (certified public accountants), since March 2000 and 1996-1999; Realtor with A.S.K. Realty, August 1999-February 2000.

Officers Name	Age	Position with the Fund	Year First Elected	Principal Occupation During Past Five Years

James P. Shanahan, Jr.	42	Secretary	1988	Executive Vice President and General Counsel, Pacholder Associates, Inc.

James E. Gibson	39	Treasurer	1995	Executive Vice President, Pacholder Associates, Inc.

David A. Groshoff	32	Chief Compliance Officer	2003	Senior Vice President and Associate General Counsel, Pacholder Associates, Inc.

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his affiliation with the Fund’s investment advisor, which is an affiliate of Pacholder Associates, Inc.

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

William J. Morgan Chairman and President James P. Shanahan, Jr. Secretary James E. Gibson Treasurer David A. Groshoff, Esq. Chief Compliance Officer	John F. Williamson Director George D. Woodard Director Daniel A. Grant Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

Kenwood Administrative Management, Inc.

Custodian

Bank One Trust Company, N.A.

Transfer Agent

Computershare, LLC

Legal Counsel

Kirkpatrick & Lockhart LLP

Independent Auditors

Deloitte & Touche LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

(513) 985-3200

Web Site

www.phf-hy.com

This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2003

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the code is filed as Exhibit 11 (a) to this Form. No substantive amendments were approved or waivers were granted to this code during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that George D. Woodard, the Chairman of the Audit Committee of the Board, qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR. Mr. Woodard is considered “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002
Audit Fees	$38,777	$39,200
Audit-Related Fees	7,095	—
Tax Fees	2,440	1,060
All Other Fees	4,575	9,390

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory fillings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically a semi-annual review of its financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s agreed-upon procedures in conjunction with its auction rate preferred stock.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the principal accountant (1) for the registrant and (2) relating to the operations and financial reporting of the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by the audit committee chairman with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $130,536 and $152,878, respectively.

(h) All non-audit services rendered in (g) above were pre-approved and/or reviewed by the registrant’s audit committee. Accordingly, the registrant’s audit committee has considered whether the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

Item 6.	[Reserved.]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect to portfolio holdings to its investment adviser, Pacholder and Company, LLC (“Pacholder”), to vote the Registrant’s proxies in accordance with Pacholder’s proxy voting policy and procedures. Pacholder has adopted the proxy voting policy and procedures as follows:

Proxy Voting Policy and Procedures

Pacholder & Company, LLC

Under Rule 206 (4) of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Pacholder & Company, LLC (“Pacholder”) exercises proxy voting authority for advised client accounts, including registered investment companies. Pacholder has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within Pacholder.

With respect to securities held in client accounts, Pacholder shall vote in the best interest of clients without regard to Pacholder’s interest. Unless we have otherwise specifically agreed with a client to vote the client’s proxies ourselves, Pacholder has contracted with an independent proxy voting service (“independent service”) and other independent service providers to provide various services. These services include providing vote recommendations and voting of proxies for Pacholder’s client accounts.

Pacholder has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where Pacholder votes securities in accordance with its predetermined policy and/or based upon the recommendations of the independent service, the vote is insulated from potential conflicts of interest that Pacholder may have. Only in those instances when the independent service does not provide a recommendation, or when Pacholder determines that it is in the best interest of clients to vote securities contrary to the independent service’s recommendation, does the potential for a conflict arise.

Conflicts of interest may arise when Pacholder or an affiliate has a relationship with an issuer, whether Pacholder has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and Pacholder or an affiliate, of which Pacholder has actual knowledge that may affect Pacholder’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when Pacholder or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the independent service does not provide a vote recommendation or Pacholder has determined that it is not in the best interest of their clients to follow the vote recommendation of the independent service, the Compliance Officer must approve any recommendations for votes. In the event that Pacholder determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and Pacholder’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes that are determined by Pacholder either because the independent service does not provide a recommendation or because Pacholder has chosen to override the recommendation will be reviewed on a quarterly basis by Pacholder’s Proxy Voting Committee. Pacholder’s Proxy Voting Coordinator (“PVC”) is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

Pacholder will, at all times, make a best effort to vote all proxies in the best interest of shareholders. However, there may be some instances in which Pacholder will choose not to vote or may not be able to vote a proxy.

Clients of Pacholder may contact Pacholder to obtain a copy of the proxy voting policy. In addition, clients may contact Pacholder for information on how the proxies for the securities in their portfolio were voted.

This policy will be reviewed and approved on an annual basis by Pacholder’s Proxy Voting Committee.

Amended: August 2003

PACHOLDER & COMPANY, LLC

PROXY VOTING POLICY & PROCEDURES

Pacholder & Company, LLC has adopted the following procedures and policies for the handling of proxies of portfolio securities owned by clients:

I.	Compensation Related Matters

A.	The following proposals will be voted “For”:

1.	Authorization of stock option plans, so long as the plan (1) does not permit option exercise prices less than the market price on the date of grant, (ii) does not authorize the issuance of options to purchase more than 10% of outstanding common stock, and (iii) the plan does not permit repricing.

2.	Amendments to existing stock option plans that would enable the option holder to pay all or part of the option exercise price by surrendering shares of the company’s stock.

3.	Employee stock purchase plans where all of the following apply:

a.	Purchase price is at least 85% of fair market value,

b.	Offering period is 27 months or less,

c.	Potential voting power dilution is 10% or less, and

d.	The plan does not permit repricing.

4.	Authorization of other employee benefit plans.

B.	The following proposals will be voted “Against”:

1.	Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

2.	Proposals to authorize loans to officers.

3.	“Golden Parachute” severance benefits.

4.	Stock option or stock purchase plan repricing that is applicable to executive officers or directors.

C.	The voting on all other compensation proposals will be in accordance with management’s recommendations, except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee (which shall include a Managing Director and a Compliance Officer).

II.	Non-Compensation Related Matters

A.	Proposals of Management

1.	The following proposals of management will be voted “For”:

a.	Election of Directors.

b.	Ratification of Auditors.

c.	Increase in authorized shares (except dual class capital structures where the proposal is to increase the class with superior voting power, in which case vote “Against”).

d.	Increase in funded debt.

e.	Stock splits and stock dividends.

f.	Change in the number of Directors.

g.	Elimination of pre-emptive rights.

h.	Stockholder proposals that relate to the above and are supported by management.

i.	Amendments of charter documents to implement applicable state law to limit directors’ liability and/or to amend provisions regarding indemnification.

j.	Proposals to adopt confidential voting.

2.	The following proposals of management will be voted “Against”:

a.	Supermajority voting provisions.

b.	“Blank-Check” preferred stock and poison pills.

c.	Two classes of shares with different voting rights.

d.	“Fair Price” amendments except those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

e.	Other anti-takeover provisions.

f.	Elimination of or limitations on shareholder rights (e.g., action by written consent, ability to call meetings or remove directors).

g.	Reincorporation in another state when accompanied by anti-takeover proposals.

h.	Classified board with staggered terms of Directors.

3.	The voting on all other items proposed by management will be voted “For,” except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

B.	Proposals by shareholders

1.	The following proposals of shareholders will be voted “Against”:

a.	Changes in levels of charitable giving and civic or educational involvements.

b.	Changes in or disclosure of political contributions and activity.

c.	Disclosure of fees paid to law firms.

d.	Disclosure of government contracts.

e.	Changes in the date or place of annual meetings.

f.	Disclosure of employment practices.

g.	Disclosure of fees paid to consultants (unless affiliated with independent auditor, officer or director).

h.	Limitations on or disclosure of activities related to national defense or national security.

i.	Pre-emptive rights.

j.	Cumulative voting.

2.	The following proposals of shareholders will be voted “For”:

a.	Prohibition of “greenmail” payments (i.e., the repurchase of shares for a premium over market price).

b.	Repeal of any matter listed in II, above.

c.	Majority of directors to be independent.

d.	Majority of board committees to be independent.

e.	Proposals to allow or assist shareholders to act by written consent.

f.	Proposals to allow or assist shareholders to call special meetings.

g.	Proposals to require independent chairman or lead director.

h.	Proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

i.	Reimbursement of proxy solicitation expenses for successful proxy contestant.

3.	The following proposals of shareholders will be abstained on:

a.	Social and environmental issues

4.	The voting on all other items proposed by shareholders will be voted in accordance with management’s recommendations except that if the portfolio manager believes such voting would not be in the best interest of the client, the question will be referred to the Proxy Voting Committee.

III.	Mergers and Corporate Restructurings

A.	Will be voted on a case-by-case basis, with the determination based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

Item 9.	Submission of Matters to a Vote of Security Holders.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

Item 10.	Controls and Procedures.

The Fund’s President and Treasurer have concluded that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their most recent evaluation.

Item 11.	Exhibits.

(a) Code of Ethics – referred to in Item 2.

(b)(1) Certifications of President and Treasurer as required by Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as part of EX-99.CERT.

(b)(2) Certifications of President and Treasurer as required by Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

/s/ William J. Morgan	03/09/04

William J. Morgan President	Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ William J. Morgan	03/09/04

William J. Morgan President	Date

/s/ James E. Gibson	03/09/04

James E. Gibson Treasurer	Date